                                                                  EXHIBIT 10.23






                                   HEALTH PLAN

                         ECCA MANAGED VISION CARE, INC,

                                11103 West Avenue
                            San Antonio, Texas 78213
                                 (210) 340-3531

          IMPORTANT NOTICE

To obtain information or make a complaint:

You may call the ECCA MANAGED
VISION CARE, INC. toll free telephone
number for information or to make a
complaint at

          1-800-340-0129

You may contact the Texas Department of
Insurance to obtain information on
companies, coverage, rights or complaints at

          1-800-252-3439

You may write the Texas Department of
insurance at

         P.O. Box 149104
     Austin, Texas 78714-9104
       FAX #(512) 475-1771

ATTACH THIS NOTICE TO YOUR
POLICY:  This notice is for information
only and does not become a part or
condition of the attached document.

          AVISO IMPORTANTE

Para obtener informacion o para someter una queja:

Usted puede llamar al numero de telefono gratis de ECCA MANAGED VISION
CARE, INC. para informacion o para
someter una queja al

          1-800-340-0129

Puede comunicarse con del Departamento de Seguros de Texas para obtener informacion acerea de companies, coberturas, derechos o quejas al

          1-800-252-3439

Puede oscribir al Departamento de Seguros de Texas

          P.O. Box 149104
     Austin, Texas 78714-9104
       FAX #(512) 475-1771

UNA ESTE AVISO A SU POLIZA: Este
aviso es solo para proposito de informacion y no se convierte en parte o condicion del documento adjunto.

                                     - 1A -

                     ECCA MANAGED VISION CARE, INC. ("MVC")

                                       and

                         ------------------------------

                                   HEALTH PLAN

                                TABLE OF CONTENTS

Section                                                             Page
-------                                                             ----

A.       Coverage Type...............................................2

B.       Premiums....................................................2

C.       Term........................................................2

D.       Contract Administration.....................................2

E.       Cancellation/Termination....................................3

F.       Renewal; Premium Changes....................................3

G.       Assignment..................................................4

H.       Amendment...................................................4

I.       Entire Contract.............................................4

J.       Governing Law...............................................4

K.       Incontestability............................................4

L.       Membership Certificate......................................4

         Attachment (Member Certificate)............................--

PLEASE READ THIS CONTRACT CAREFULLY. This a legal contract between ECCA Managed Vision Care, Inc. and the above-listed Health Plan.

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IMPORTANT CANCELLATION INFORMATION.  Please read the provision entitled
Termination, found on page. 3.

MVC and ______________________________ ("Health Plan") hereby promise and agree that MVC shall provide or arrange for the provision of vision care Covered Services to Members affiliated with the Health Plan in accordance with this Agreement and the attached Member Certificate, which is incorporated into and made a part of this Health Plan Contract. All of the defined terms in the Member Certificate have the same meaning in this Health Plan Contract.

A.       COVERAGE TYPE:  ______________________________.

B.       PREMIUMS:

         1.       $____ per Member per month.

                  All premiums for the initial month of coverage shall be remitted by the Health Plan to MVC on the 15th of the month preceding the initial month of coverage, accompanied by a list of persons to be covered hereunder. On the 15th of each calendar month thereafter, MVC will send the Health Plan an alphabetized list of Subscribers and a bill for the next month's coverage. On or before the 20th day of each month, the Health Plan shall remit the total Premium to MVC, along with an updated list indicating Members to be added to or deleted. Premiums are guaranteed for the initial contract term [TWELVE
                  (12) OR TWENTY-FOUR (24)] months. However, Premiums may be adjusted immediately by MVC upon thirty (30) days' notice to the Health Plan if, in MVC's sole opinion, its liability (E.G., for taxes or services (coverage)) is altered by any state or federal law.

         2. A grace period of thirty (30) days will be granted for the payment of each premium falling due after the first premium. During the grace period, the contract shall continue in force.

C.       TERM:

The initial Effective Date of coverage shall be ____________________. The term of this Health Plan Contract shall begin on that date and continue for [ONE (1) OR TWO (2)] year(s) thereafter, unless sooner terminated in accordance with this contract or the Member Certificate.

D.       CONTRACT ADMINISTRATION:

         1. The Health Plan will cooperate with MVC with respect to soliciting and enrolling persons eligible to enroll hereunder and in obtaining authorized payroll withholding from Subscribers to the extent applicable.

         2. MVC shall receive eligibility data from the health plan in a mutually agreed upon format including all necessary information to administer vision care services. Payments received will be based on membership received and reconciled on a monthly basic.

E.       CANCELLATION/TERMINATION:

         1. Coverage under this Contract shall be cancelled under the following circumstances:

                  A.       For a Member, in the case of

                           nonpayment of amounts due under the contract, coverage may be cancelled after not less than thirty
                           (30) days' written notice, except no written notice will be required for failure to pay premium;

                           fraud or misrepresentation, except as described in Section J, coverage may be cancelled after not less than fifteen (15) days' written notice;

                           fraud in the use of services or facilities, coverage may be cancelled after not less than fifteen (15) days' written notice;

                           failure to meet eligibility requirements, coverage may be cancelled immediately, subject to continuation of coverage and conversion privilege provisions,

                           misconduct detrimental to safe plan operations and the delivery of services, coverage may be cancelled immediately; or

                           failure of the Member and a Plan Provider to establish a satisfactory patient-provider relationship if it is shown that MVC has provided the Member with the opportunity to select an alternative provider, the Member is notified in writing at least thirty (30) days in advance that NVC considers the relationship to be unsatisfactory and specifies the changes that are necessary in order to avoid termination, and the Member has failed to make such changes, coverage may be cancelled at the end of the thirty (30) day period.

                  B. For a Health Plan, in the case of:

                           nonpayment of premium, after thirty (30) days' written notice, but the Health Plan shall remain liable for premiums accrued during this thirty (30) day period; or

                           fraud on the part of the Health Plan after fifteen
                           (15) days' written notice.

2. Either the Health Plan or MVC may terminate this Contract effective as of any Renewal Date, by providing at least sixty (60) days' prior written notice to the other party.

F.       RENEWAL; PREMIUM CHANGES:

Upon expiration of the original term, this Contract shall be automatically renewed on an [ANNUAL OR BI-ANNUAL] basis effective on the Renewal Date, unless otherwise terminated in accordance with Section 5 hereof. Except as otherwise herein provided, each amendment to this Contract, including a change in Premiums or Covered Services, proposed by either party in writing at least forty-five
(45) days prior to the Renewal Date shall become effective on that Renewal Date.

G.       ASSIGNMENT:

The Health Plan shall not assign this Contract or its rights hereunder nor delegate its duties hereunder without the prior written consent of MVC.

H.       AMENDMENT:

Except as otherwise provided, this Contract may be amended only in writing signed by both parties. All amendments thereafter shall be attached hereto and made a part of this Contract. No agent has the authority to amend this Contract on behalf of MVC or waive any of its provisions.

I.       ENTIRE CONTRACT:

This Contract, including the attached Member Certificate and any amendments thereto, represents the entire agreement between the parties with respect to the subject matter. The invalidity or unenforceability of any Section of Sub-Section of this Contract shall not affect the validity or enforceability of the remaining Sections or Sub-Sections hereof.

J.       GOVERNING LAW:

This Contract shall be construed for all purposes as a legal document and shall be interpreted and enforced in accordance with pertinent laws and regulations of the State of Texas. If this Contract or the Membership Certificate contains any provisions not in conformity with Texas law, it shall not be rendered invalid but shall be construed and applied as if it were in full compliance with such law.

K.       INCONTESTABILITY:

In the absence of fraud, all statements made and information provided by a Member to MVC are considered to be only representations. During the first two
(2) years, coverage can be voided by MVC for any material misrepresentation contained in a written application/enrollment form. After the first two (2) years of coverage, such coverage can be voided by MVC only for fraudulent information contained in the applicable written application/enrollment form. A copy of the applicable application/enrollment form will be provided to the Member.

L.       MEMBERSHIP CERTIFICATE:

The Covered Services (Benefits) as well as any applicable exclusions, the Continuation of Benefits provisions and the grievance procedures are described in the Membership Certificate. MVC will provide the Health Plan with sufficient Member Certificates to be delivered to each Subscriber. Any direct conflict between the Health Plan Contract and the Member Certificate will be resolved according to the terms which are most favorable to the Subscriber.

                                                HEALTH PLAN:

ECCA MANAGED VISION CARE, INC.                  NAME:_____________________

By:___________________________                  By:________________________

Title:________________________                  Title:______________________

Date:_________________________                  Date:______________________

Address, telephone and fax:                     Address, telephone and fax:
---------------------------                     ---------------------------

11103 West Avenue                               ______________________________
San Antonio, Texas  78213
(210) 340-3531                                  ______________________________
(210) 524-6587 (FAX)
                                                ______________________________

                                                ______________________________

                                                ______________________________

                                                ______________________________

                             MEMBERSHIP CERTIFICATE

                         ECCA MANAGED VISION CARE, INC.

                                11103 West Avenue
                            San Antonio, Texas 78213
                                 (210) 340-3531

          IMPORTANT NOTICE

To obtain information or make a complaint:

You may call the ECCA MANAGED
VISION CARE, INC. toll free telephone
number for information or to make a
complaint at

          1-800-340-0129

You may contact the Texas Department of
Insurance to obtain information on
companies, coverage, rights or complaints at

          1-800-252-3439

You may write the Texas Department of
insurance at

             P.O. Box 149104
        Austin, Texas 78714-9104
          FAX # (512) 475-1771

ATTACH THIS NOTICE TO YOUR
POLICY:  This notice is for information
only and does not become a part or
condition of the attached document.

          AVISO IMPORTANTE

Para obtener informacion o para someter una queja:

Usted puede llamar al numero de telefono gratis de ECCA MANAGED VISION
CARE, INC. para informacion o para
someter una queja al

          1-800-340-0129

Puede comunicarse con del Departamento
de Seguros de Texas para obtener
informacion acerca de companies,
coberturas, derecbos o quejas al

          1-800-252-3439

Puede oscribir al Departamento de Seguros de Texas

          P.O. Box 149104
      Austin, Texas 78714-9104
       FAX # (512) 475-1771

UNA ESTE AVISO A SU POLIZA:  Este
aviso es solo para proposito de informacion y no se convierte en parte o condicion del documento adjunto.

                         ECCA MANAGED VISION CARE, INC.

                               MEMBER CERTIFICATE

                                TABLE OF CONTENTS

Section                                                           Page
-------                                                           ----

A.       Definitions...................................................1

B.       Effective Date/Eligibility....................................2

C.       Covered Services (Benefits)...................................2

D.       Appointments..................................................3

E.       Exclusions....................................................3

F.       Problems and Grievances.......................................3

G.       Dual Coverage.................................................4

H.       Cancellation/Termination......................................4

I.       Continuation of Benefits (COBRA)..............................5

J.       Conversion Coverage (Non-Group Membership)....................7

K.       Continuation Rights for Certain Dependents....................8

L.       Incontestability..............................................9

M.       Claim Rules...................................................9

         Attachment(s)
         -------------

         Patient Benefit Schedule




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READ THIS MEMBER CERTIFICATE AND ATTACHMENTS CAREFULLY.

IMPORTANT CANCELLATION INFORMATION -- PLEASE READ THE PROVISION
ENTITLED "TERMINATION."

A.       DEFINITIONS

Capitalized terms in this Certificate, unless otherwise defined or the context otherwise requires, shall have the meanings set forth below.

COPAYMENT:     Amount specified herein which is due and payable by the Member directly to a Participating Provider for particular Covered
               Services provided by that Provider, and which is in addition to Premiums paid to MVC under the Group Contract.

COVERED
SERVICES:      Vision care service and supplies described in this Certificate
               (and the attached Patient Benefit Schedule) for which a Member is entitled to receive benefits.

DEPENDENT:     The spouse, single child, stepchild, grandchild (who is a
               dependent for federal tax purposes), or legal ward of a Subscriber who is (a) under 19 years old; or (b) under 23 years old and enrolled as a full-time student; or (c) of any age if he or she is both (1) incapable of self-sustaining work due to mental or physical incapacity and (2) supported by the Subscriber. The dependent does not have to live with the Subscriber as long as the Subscriber has legal responsibility for the health care of such dependent pursuant to law or an order requiring the Subscriber to provide medical support pursuant to the Texas Family Code. Proof or the child's condition as stated in Item (c) must be submitted to MVC within thirty-one (31) days after the date the child ceases to qualify under the age limitation stated above.

ELIGIBLE
EMPLOYEES:     Persons duly employed by the Group as of the Effective Date of the Group Contract and who live in the MVC service area.

FACILITY:      Approved Provider(s) offices offering prepaid vision services to
               Members.

GROUP: Employer, association, municipality, labor union, or other organization that financed or otherwise maintains a health care benefit plan for the benefit of eligible persons affiliated with the Group, and that has entered into the Group Contract with MVC from which this Certificate arises.

MEMBER(S):     Subscribers and Dependents who live within the MVC service area and are eligible for coverage under and properly enrolled with MVC under the Group Contract from which this Certificate arises, or as the context requires, other Group Contracts. There is no age limit for Subscribers or Dependents unless, however, a Subscriber or Dependent becomes eligible for the same coverage offered hereunder pursuant to a governmental health insurance program.

MVC: ECCA Managed Vision Care, Inc.

PATIENT BENEFIT
SCHEDULE:      List of Covered Services (and applicable Copayments and other
               Patient Charges, if any) that is attached to and made a part of this Certificate.

PATIENT
CHARGES: Direct charges which are due and payable to a Provider for the Covered Services listed in the Patient Benefit Schedule, including Copayments, and other similar charges, if any.

PREMIUMS:      Fees that the Group must remit to MVC each calendar month during the term of the Group Contract from which this Certificate arises.

PROVIDER:      A licensed optometrist, ophthalmologist or other eye care
               professional, practitioner, facility or related legal entity who has contract with MVC to provide vision care services to Members.

Subscriber:    You (the enrolled employee/member).

B.       EFFECTIVE DATE/ELIGIBILITY

Coverages for Eligible Employees and Dependents who enroll before the effective date of the Contract will begin on the effective date. After the effective date, coverage for newly eligible employees and their Dependents will begin on the first day of the month after the employee submits a completed enrollment form. Dependents may be added after a change of status, such as marriage, adoption or birth (newborns), on the first day of the month after the change in status. If newly eligible employees or Dependents are not enrolled within thirty-one (31) days of first becoming eligible, they cannot be added until the Group's next open enrollment period, except changes in status, such as divorce.

C.       COVERED SERVICES (BENEFITS)

The MVC Patient Benefit Schedule (copy attached) describes the Covered Services (i.e., professional services and prescription eyewear benefits) which Members can receive. The Patient Benefit Schedule also list Patient Charges that apply to Members' receipt of Covered

Services. Patient Charges must be paid to Providers in accordance with office protocols. The Patient Benefit Schedule is subject to annual change in accordance with the Group Contract. Medically, necessary urgent care services will be provided to Members. Contracted Providers will treat Members in need of medically urgent care services within the scope of Provider's license, including state and federal laws.

Whenever a Provider is unable to treat a medically necessary urgent condition due to Provider's license limitations, including state and federal provisions and/or other reasons, Provider will then contact the primary care physician of the Member for immediate care or referral to the appropriate specialist.

D.       APPOINTMENTS

Simply make an appointment with a listed Provider. Let the doctor know your Group's name, Plan number and your vision benefit ID number. This information is specified in your Patient Benefit Schedule. Show your ID card when you arrive for your appointment. There are no claims or paperwork for you to file.

E.       EXCLUSIONS.

MVC covers only professional vision care services and prescription eyewear that are described in the Patient Benefit Schedule. No other services or supplies are covered. Injuries, therapeutic treatments, surgical treatments, emergency care and hospitalization are not covered.

F.       PROBLEMS AND GRIEVANCES

Most problems can be solved directly with your Provider or his or her office staff. You can also call the MVC Member Services Department at 1-800-340-0129. Or you can write to MVC at:

                           ECCA Managed Vision Care, Inc.
                           11103 West Avenue
                           San Antonio, Texas 78213

Grievances are normally resolved within seven (7) days, depending on the circumstances. If you are not satisfied with the resolution, you may request in writing that the Grievance Committee be convened to hear and respond to your concern. The Committee will convene within thirty-one (31) days. You may appeal the Grievance Committee's initial decision in writing. You have the right to appear personally before the Grievance Committee's second meeting. The second meeting will convene within thirty-one (31) days with different voting members.

G.       DUAL COVERAGE

When you or your Dependents have other vision coverage under a health care benefits plan, benefits will be coordinated to avoid duplicate coverage. State rules determine which coverage is primary and must pay for benefits first. MVC will coordinate benefits pursuant to such rules. Generally, the following rules apply. A plan covering a person as an employee or Subscriber is primary to a plan covering the person as a spouse or other Dependent. For dependent children of parents which are not separated or divorced, the plan of the parent whose birthday occurs earlier in the calendar year is primary, and the plan of the other parent is secondary. For dependent children of separated or divorced parents, the plan of the parent with custody is primary; the plan of the spouse of the parent with custody is second; and the plan of the parent not having custody is third. For more details or special circumstances, please ask your Group's Benefit Representative for help.

Dual coverage can lower your out-of-pocket expenses but cover no more than 100% of your expenses.

H.       CANCELLATION/TERMINATION

         Coverage under this Certificate shall be canceled under the following circumstances:

                  1.       For a Member, in the case of:

                           (a)      nonpayment of amounts due under the
                                    contract. coverage may be canceled after not less than thirty (30) days' written notice, except no written notice will be required for failure to pay premium;

                           (b) fraud or misrepresentation, except as described in Section J. coverage may be canceled after not less that fifteen (15) days' written notice;

                           (c) fraud in the use of services or facilities, coverage may be canceled after not less than fifteen (15) days' written notice;

                           (d) failure to meet eligibility requirements, coverage may be canceled immediately, subject to continuation of coverage and conversion privilege provisions;

                           (e)      misconduct detrimental to safe plan
                                    operations and the delivery of services, coverage may be canceled immediately; or

                           (f) failure of the Member and a Plan Provider to establish a satisfactory patient-provider relationship if it is shown that MVC has provided the Member with the opportunity to select an alternative Provider, the Member is notified in writing at least thirty (30) days in advance that MVC considers the relationship to be unsatisfactory and specifies the changes that are necessary in order to avoid termination, and the Member has failed to make such changes, coverage may be canceled at the end of the thirty (30) day period.

         2. For a Group, in the case of:

                           (a) nonpayment of premium, after thirty (30) days' written notice, but the Group shall remain liable for premiums accrued during the thirty (30) day period; or

                           (b) fraud on the part of the Group, after Fifteen (15) days' written notice.

                  Either the Group or MVC may terminate the coverage under this Certificate effective as of any Renewal Date, by providing at least sixty (60) days' prior written notice to the other party.

I.       CONTINUATION OF BENEFITS (COBRA)

For employer Groups meeting certain specifications, federal law requires the employer to offer Members the opportunity for a temporary extension of their Coverage (called COBRA continuation coverage) at group rates in certain instances where Coverage would otherwise end. This notice is intended to inform you, in a summary fashion, of your rights and obligations under the continuation coverage provisions of the federal law, if your Group meets the applicable specifications.

Subscribers generally have a right to choose (COBRA) continuation coverage if you lose your Group Coverage because of a reduction in your hours of employment or the termination of your employment (for reasons other than gross misconduct on your part).

If you are a Dependent spouse of a Subscriber, you generally have the right to choose COBRA continuation coverage for yourself if you lose your Group Coverage for any of the following four (4) reasons:

         1.       The death of your Subscriber spouse,

         2. A termination of your Subscriber spouse's employment (for reasons other than gross misconduct) or reduction in your spouse's hours of employment;

         3.       Divorce or legal separation from your Subscriber spouse; or

         4.       Your spouse becomes entitled to Medicare.

In the case of Dependent child of a Subscriber, he or she generally has the right to choose COBRA continuation coverage if his or her Group Coverage is lost for any of the following five (5) reasons:

         1.       The death of a Subscriber parent;

         2. The termination of a Subscriber parents' employment (for reasons other than gross misconduct) or reduction in a parent's hours of employment;

         3.       Subscriber parent's divorce or legal separation;

         4.       A Subscriber parent becomes entitled to Medicare; or

         5. The dependent child ceases to be a "Dependent" hereunder.

Under the law, the Subscriber or Dependent generally has the responsibility to inform the Group's Plan Administrator of a divorce, legal separation or a child losing dependent status within sixty (60) days of the date of the later of the event or the date on which coverage would end because of the event. The Group generally has the responsibility to notify the Plan Administrator of the Subscriber's death, termination, reduction in hours of employment or Medicare entitlement. Similar right may apply to certain retirees, spouses and dependent children if the Group commences a bankruptcy proceeding and these individuals lose coverage.

When the Group's Plan Administrator is notified that one (1) of these events has happened, the Plan Administrator should notify you that you have the right to choose COBRA continuation coverage. Under the law, you have a certain period (generally sixty (60) days) from the date you would lose coverage because of one of the events described above to inform the Plan Administrator that you want continuation coverage. Please check with your Group to confirm the applicable period.

If you do not choose COBRA continuation coverage, your Group Coverage will end.

If you choose continuation coverage, the Group generally is required to give you coverage which, as of the time coverage is being provided, is identical to the Coverage provided under the Plan to similarly situated employees or family members. The law requires generally that you be afforded the opportunity to maintain COBRA continuation coverage for three (3) years unless you lost group coverage because of a termination of employment or reduction in hours. In that case, the required continuation coverage period generally is eighteen (18) months. This eighteen (18) months may be extended to thirty-six (36) months from termination of employment if other events (such as a death, divorce, legal separation or Medicare entitlement) occur during that eighteen (18) month period.

The eighteen (18) month period may be extended to twenty-nine (29) months if an individual is determined to be disabled (for Social Security disability purposes) and the Plan Administrator is notified of that determination within sixty (60) days. The affected individual must also notify the Plan Administrator within thirty (30) days of any final determination that the individual is no longer disabled. In no event will COBRA continuation coverage last beyond three
(3) years from the date of the event that originally made a Member eligible to elect coverage.

However, the law also provides that your continuation coverage may be cut short for ANY of the following five (5) reasons:

         1. The Group no longer provides group health coverage to any of its employees;

         2. The premium for your continuation coverage is not paid on time;

         3. You become covered under another group health plan that docs not contain any exclusion or limitation with respect to any preexisting condition you may have;

         4.       You became entitled to Medicare; or

         5. You extended coverage for up to twenty-nine (29) months due to your disability and there has been final determination that you are no longer disabled.

Under the law, you may have to pay all or part of the premium for your COBRA continuation coverage. There is a grace period of at least thirty (30) days for payment of the regularly scheduled premium.

If you have any questions about COBRA, please contact the Group's Benefits Representative.

J.       CONVERSION COVERAGE (NON-GROUP MEMBERSHIP)

         1. Eligibility. When a Member's group coverage ends for any reason other than the reasons listed in Section H, the Member may be eligible for Conversion Coverage under the terms and conditions then in effect. To be eligible to become a Non-Group Member, a Member must continue to reside or work in the Service Area. Eligibility for Non-Group Membership ceases when the Member becomes eligible for any other group health coverage (either as a Subscriber or Family Dependent) or governmental health care coverage.

                  Application for Conversion Coverage must be received within thirty-one (31) days of the last day of Group coverage. Proof of insurability is not required. Payment of any required Premium must accompany the application. The effective date of coverage will be as on the day following the last day of coverage under the Group Contract.

         2. Restrictions. Conversion Coverage will not be offered to a Member whose Group coverage ends for any of the following reasons:

                  (a) The Member failed to make his or her Premium payments (or contribution to Premium payments) when due;

                  (b) The Member's Group coverage is replaced by coverage under another health care plan; or

                  (c) The Member's Group coverage is terminated for the reasons listed in Section H other than failure to meet eligibility requirements.

         3. Application of Benefits and Maximum Out of Pocket Limits. Upon conversion, the initial term of Conversion Coverage shall end on the next Anniversary Date. Benefits received and Copayments paid by Member under this Certificate will be applied to the annual benefit and maximum out of pocket limits applicable to Non-Group Membership.

K.       CONTINUATION RIGHTS FOR CERTAIN DEPENDENTS

If a Family Member would otherwise lose coverage because the Employee dies or retires, the relationship with the Employee is terminated due to divorce, including annulment or legal separation, the Family Member may continue coverage under this Certificate of Coverage as follows:

         1. The continuation coverage will be the same coverage provided under this Certificate and is not conditioned in any way on the Family Member's health status or condition;

         2. This continuation coverage does not include Family Members under this Certificate for less than one year, except for dependent children less than one (1) year of age; or

         3. The premium charged for this continuation coverage will be the same premium charged for all Members covered by this Certificate of Coverage.


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         ELECTION OF CONTINUATION COVERAGE

         To elect this continuation coverage, the Employee, his or her personal representative or the Family Member must notify the Group within fifteen (15) days of the Employee's death, retirement or divorce. Upon receipt of such notice, the Group will immediately give written notice to each affected Family Member. The Family Member must give written notice to the Group of its desire to continue coverage under this Certificate of Coverage within sixty (60) days of the Employee's death, retirement or divorce. Coverage under this Certificate of Coverage will remain in effect during sixty (60) day period, provided that written notice is given, and the required premium paid, within the sixty (60) day period.

         This continuation coverage will be concurrent with any other continuation coverage provided for in this Certificate of Coverage.

         TERMINATION OF CONTINUATION COVERAGE.

         This continuation coverage will terminate upon the earlier of the following:

                  1.       The day a premium payment is due and unpaid;

                  2. The day the Family Member becomes eligible for similar coverage;

                  3. The date That is three (3) years from the date of the Employee's death, retirement or divorce; or

                  4. The date the Group Enrollment Agreement is terminated.

L.       INCONTESTABILITY

In the absence of fraud, all statements made and information provided by a Member to MVC are considered to be only representations. During the first two
(2) years, coverage can be voided by MVC for any material misrepresentation contained in a written application/enrollment form. After the first two (2) years of coverage, such coverage can be voided by MVC only for fraudulent information contained in the applicable written application/enrollment form. A copy of the applicable application/enrollment form will be provided to the Member.

M.       CLAIM RULES

These rules apply if a charge is made to a Member for any service or supply which is covered under this Plan.


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MVC must be given written proof of the loss for which claim is made hereunder.
This proof must cover the occurrence, character and extent of that loss. It must be furnished within ninety (90) days after the date of the loss. Specific claim forms are not required but the Member needs to specify the nature of the service, the amount charged and the name of the Provider.

Claims for such services or supplies will be processed as follows:

         1.       Fifteen (15) days after receipt of claim, MVC shall:

                  (a)    Acknowledge receipt of claim;

                  (b)    Commence investigation of claim, and

                  (c) Request all information from the Member as deemed necessary by MVC.

         2. No later than fifteen (15) business days after receipt of all information required by MVC to secure formal proof of loss MVC will:

                  (a) Notify claimant in writing of acceptance or rejection of claim. If the claim is rejected, the notice will state the reasons for the rejection; or

                  (b) Notify claimant in writing of the reasons MVC needs additional time. No later than forty-five (45) days after the notice in Subparagraph 2.(b) is given, MVC will accept or reject the claim.

         3. If MVC notifies the Member that the claim will be paid, it will be paid no later than five (5) business days after notice was made.



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                         ECCA MANAGED VISION CARE, INC.

                                  Service Area

                              (List locations here)








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